                                                                   Exhibit 99.07

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-1
             -----------------------------------------------------

                Monthly Period:                        5/1/00 to
                                                       5/31/00
                Distribution Date:                     6/15/00
                Transfer Date:                         6/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1.  The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                      Class A                             $5.75438
                                                      Class B                             $5.86632
                                                      CIA                                 $6.39160
                                                                                      ------------
                                                        Total (Weighted Avg.)             $5.82331

      2.  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                      Class A                             $5.75438
                                                      Class B                             $5.86632
                                                      CIA                                 $6.39160
                                                                                      ------------
                                                        Total (Weighted Avg.)             $5.82331

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 2

     3.    The amount of the distribution set forth in paragraph 1
           above in respect of principal on the Certificates, per
           $1,000 original certificate principal amount
                                                  Class A                                    $0.00000
                                                  Class B                                    $0.00000
                                                  CIA                                        $0.00000
                                                                                         ------------
                                                  Total (Weighted Avg.)                      $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.    Allocation of Principal Receivables.
           -----------------------------------

           The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                                  Class A                             $105,971,981.42
                                                  Class B                               $9,550,686.71
                                                  CIA                                  $12,141,564.47
                                                                                  -------------------
                                                  Total                               $127,664,232.60

     2.    Allocation of Finance Charge Receivables
           ----------------------------------------

           (a1)   The aggregate amount of Allocations of Finance Charge
                  Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                                  Class A                              $11,153,196.99
                                                  Class B                               $1,005,177.87
                                                  CIA                                   $1,277,859.09
                                                                                       --------------
                                                  Total                                $13,436,233.95

           (b1)   Principal Funding Investment Proceeds (to Class A)                            $0.00
           (b2)   Withdrawals from Reserve Account (to Class A)                                 $0.00
                                                                                       --------------
                  Class A Available Funds                                              $11,153,196.99


     3.    Principal Receivable / Investor Percentages
           -------------------------------------------

           (a)    The aggregate amount of Principal Receivables in
                  the Trust as of the last day of the Monthly Period               $36,124,641,027.99

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 3

      (b)    Invested Amount as of the last day of the preceding
             month (Adjusted Class A Invested Amount
             during Accumulation Period)
                                            Class A                             $750,000,000.00
                                            Class B                              $67,770,000.00
                                            CIA                                  $85,845,000.00
                                                                                ---------------
                                             Total                              $903,615,000.00


      (c)    The Floating Allocation Percentage: The Invested
             Amount set forth in paragraph 3(b) above as a
             percentage of the aggregate amount of Principal
             Receivables as of the Record Date set forth in
             paragraph 3(a) above
                                             Class A                                      2.076%
                                             Class B                                      0.188%
                                             CIA                                          0.238%
                                                                                        -------
                                             Total                                        2.502%

      (d)    During the Amortization Period: The Invested Amount
             as of ______ (the last day of the Revolving Period)
                                             Class A                                      $0.00
                                             Class B                                      $0.00
                                             CIA                                          $0.00
                                                                                        -------
                                             Total                                        $0.00

      (e)    The Fixed/Floating Allocation Percentage: The Invested
             Amount set forth in paragraph 3(d) above as a
             percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above
                                                      Class A                             0.000%
                                                      Class B                             0.000%
                                                      CIA                                 0.000%
                                                                                        -------
                                                      Total                               0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 4

         4.    Delinquent Balances.
               --------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

               (a)    35 - 64 days                                                  $428,403,170.53
               (b)    65 - 94 days                                                  $277,772,886.82
               (c)    95 - 124 days                                                 $231,052,772.40
               (d)    125 - 154 days                                                $196,167,513.76
               (e)    155 - 184 days                                                $164,129,162.83
               (f)    185 or more days                                                        $0.00
                                                                                              -----
                                                       Total                      $1,297,525,506.34

         5.    Monthly Investor Default Amount.
               --------------------------------

               (a)    The aggregate amount of all defaulted Principal
                      Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")


                                                       Class A                        $5,032,865.80
                                                       Class B                          $453,585.22
                                                       CIA                              $576,632.28
                                                                                     --------------
                                                       Total                          $6,063,083.30


          6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
                -----------------------------------------------------

               (a)    The aggregate amount of Class A Investor Charge-
                      Offs and the reductions in the Class B Invested
                      Amount and the CIA
                                                       Class A                                $0.00
                                                       Class B                                $0.00
                                                        CIA                                   $0.00
                                                                                            -------
                                                       Total                                  $0.00

               (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                                       Class A                                $0.00
                                                       Class B                                $0.00
                                                       CIA                                    $0.00
                                                                                            -------
                                                       Total                                  $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 5

               (c)  The aggregate amount of Class A Investor Charge-
                    Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                       Class A                                 $0.00
                                                       Class B                                 $0.00
                                                       CIA                                     $0.00
                                                                                              ------
                                                       Total                                   $0.00

               (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                       Class A                                 $0.00
                                                       Class B                                 $0.00
                                                       CIA                                     $0.00
                                                                                             -------
                                                       Total                                   $0.00

         7.    Investor Servicing Fee
               ----------------------
               (a)    The amount of the Investor Monthly Servicing Fee
                      payable by the Trust to the Servicer for the
                      Monthly Period

                                                       Class A                           $937,500.00
                                                       Class B                            $84,712.50
                                                       CIA                               $107,306.25
                                                                                       -------------
                                                       Total                           $1,129,518.75

         8.    Reallocated Principal Collections
               ---------------------------------
                      The amount of Reallocated CIA
                      and Class B Principal Collections applied in respect of
                      Interest Shortfalls, Investor Default Amounts or Investor
                      Charge-Offs for the prior month.

                                                       Class B                                 $0.00
                                                       CIA                                     $0.00
                                                                                       -------------
                                                       Total                                   $0.00

         9.    CIA Invested Amount
               (a)    The amount of the CIA Invested Amount as of the close of
                      business on the related Distribution Date after giving
                      effect to withdrawals, deposits and payments to
                      be made in respect of the preceding month                       $85,845,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 6

           (b)    The Required CIA Invested Amount as of the
                  close of business on the related Distribution
                  Date after giving effect to withdrawals,
                  deposits and payments to be made in respect
                  of the preceding month                     $85,845,000.00

     10.   The Pool Factor
           --------------
                  The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A             1.00000000
                                             Class B             1.00000000
                                             Total               1.00000000

     11.   The Portfolio Yield
           -------------------
              The Portfolio Yield for the related Monthly Period       9.79%

     12.   The Base Rate
           -------------
              The Base Rate for the related Monthly Period             8.76%



C    Information Regarding the Principal Funding Acccount
     ----------------------------------------------------

         1.   Accumulation Period

         (a)  Accumulation Period commencement date              02/01/2001

         (b)  Accumulation Period Length (months)                         1

         (c)  Accumulation Period Factor                              25.67

         (d)  Required Accumulation Factor Number                         8

         (e)  Controlled Accumulation Amount                $903,615,000.00

         (f)  Minimum Payment Rate (last 12 months)                   14.06%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 7

          2.   Principal Funding Account
               -------------------------

               Beginning Balance                                                           $0.00
                    Plus:    Principal Collections for related Monthly Period from
                             Principal Account                                             $0.00
                    Plus:    Interest on Principal Funding Account Balance for
                             related Monthly Period                                        $0.00

                    Less:    Withdrawals to Finance Charge Account                         $0.00
                    Less:    Withdrawals to Distribution Account                           $0.00
                                                                                         -------
               Ending Balance                                                              $0.00

          3.   Accumulation Shortfall
               ----------------------

                        The Controlled Deposit Amount for the previous

                        Monthly Period                                                     $0.00

               Less:    The amount deposited into the Principal Funding
                        Account for the Previous Monthly Period                            $0.00

                        Accumulation Shortfall                                             $0.00

                                                                                         -------
                        Aggregate Accumulation Shortfalls                                  $0.00

          4.   Principal Funding Investment Shortfall
               --------------------------------------

                        Covered Amount                                                     $0.00

               Less:    Principal Funding Investment Proceeds                              $0.00

                                                                                         -------
                        Principal Funding Investment Shortfall                             $0.00
                                                                                         -------

D.  Information Regarding the Reserve Account
    -----------------------------------------

          1.   Required Reserve Account Analysis
               ---------------------------------

               (a)  Required Reserve Account Amount percentage                           0.00000%

               (b)  Required Reserve Account Amount ($)                                    $0.00
                    (0.5% of Invested Amount or other amount
                    designated by Transferor)

               (c)  Required Reserve Account Balance after effect of
                    any transfers on the Related Transfer Date                             $0.00

               (d)  Reserve Draw Amount transferred to the Finance
                    Charge Account on the Related Transfer Date                            $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1996-1
Page 8

      2.   Reserve Account Investment Proceeds
           -----------------------------------
           Reserve Account Investment Proceeds transferred to the

           Finance Charge Account on the Related Transfer Date                  $0.00

      3.   Withdrawals from the Reserve Account
           ------------------------------------
           Total Withdrawals from the Reserve Account transferred

           to the Finance Charge Account on the related Transfer                $0.00
           Date (1 (d) plus 2 above)

      4.   The Portfolio Adjusted Yield
           ----------------------------
           The Portfolio Adjusted Yield for the related Monthly Period           3.32%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                         First USA Bank, National Association
                                         as Servicer


                                         By:  /s/ Tracie Klein
                                             ------------------
                                             Tracie Klein
                                             First Vice President